Assured Guaranty Corp. 1325 Avenue of the Americas New York, NY 10019 212-974-0100 www.assuredguaranty.com

Endorsement No. 1 to Financial Guaranty Insurance Policy

Attached to and forming a part of Financial Guaranty Insurance Policy No.: D-2007-76 Issued To: U.S. Bank National Association, as Trustee	Effective Date: May 4, 2007

This endorsement forms a part of the Policy referenced above.  To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Policy, the provisions of this endorsement shall govern.

SECTION 1.  Definitions

(i)

All references to the “Trustee” in the first four paragraphs of the Policy shall mean, and refer to, the “Trust Administrator.”

(ii)

For purposes of the Policy, the following terms shall have the following meanings:

“Beneficiary” means the Trustee, on behalf of, and for the benefit of, the Holders of the Insured Obligations.

“Business Day” means any day other than (i) a Saturday or Sunday, (ii) any other day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in the City of New York, the State of Maryland, Minneapolis, Minnesota or the city in which the Corporate Trust Office of the Trustee is located are authorized or required by law, executive order or governmental decree to be closed, or (iii) a day on which the Insurer is closed.

“Deficiency Amount" means, with respect to the Insured Obligations, the sum of (i) for each Distribution Date, any shortfall in amounts available, pursuant to the priority of payments set forth in the Pooling and Servicing Agreement, for the payment of accrued interest on the Insured Obligations on such Distribution Date (subject to the limitations set forth in this Policy) plus (ii) on the Final Scheduled Distribution Date, the amount of the Certificate Principal Balance of the Insured Obligations after giving effect to all distributions from the Issuing Entity on such Distribution Date (other than Insured Payments), and (iii) in the event that the Class Principal Balance of each class of Group 1 Subordinate Certificates has been reduced to zero, then at any time that an Applied Loss Amount exists, at the sole option of the Insurer, any portion of the aggregate Certificate Principal Balance of the Insured Obligations that would otherwise remain unpaid on any Distribution Date; provided, however, that "Deficiency Amount" shall not include any additional amounts owing by the Issuing Entity solely as a result of the failure by the Trustee or the Trust Administrator to pay such amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default.  In addition, "Deficiency Amount" does not include Basis Risk Shortfalls, any Interest Shortfall attributable to the Insured Obligations or any shortfall attributable to the liability of the Issuing Entity, any REMIC or the Trustee for withholding or other taxes, any reduction in the amount of the Interest Remittance Amount payable to the Holders on any Distribution Date due to the Net Funds Cap for such Insured Obligations being less than the fixed rate in the applicable definition of Pass-Through Rate, or other charges imposed by any governmental authority, including interest and penalties in respect of such liability.

“Due for Payment” means (i) with respect to current interest and principal shortfalls pursuant to clause (iii) of the definition of “Deficiency Amount”, the Distribution Date on which such amounts are due and payable pursuant to the terms of the Pooling and Servicing Agreement (without giving effect to any acceleration thereof), (ii) with respect to the unpaid principal balance of the Insured Obligations, the Final Scheduled Distribution Date and (iii) with respect to a Preference Amount, the Business Day on which the documentation set forth in the fourth paragraph of Section 2 has been Received by the Insurer.

“Final Scheduled Distribution Date” means the Distribution Date occurring in May 2037.

“Fiscal Agent” shall have the meaning assigned thereto in Section 4.

“Holder” means the registered owner of any Insured Obligation, but shall not include the Seller, the Sponsor, the Servicer, the Master Servicer, the Trust Administrator, the Depositor, the Issuing Entity and the Trustee, and any affiliates of the forgoing.

“Insolvency Proceeding” means, with respect to any Person, the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against such Person, or the commencement after the date hereof of any proceedings by or against such Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to such Person under Federal or state law or the applicable law of any other jurisdiction.

“Insurance Agreement” means the Indemnification Agreement, dated as of May 4, 2007, among the Insurer, the Sponsor and the Depositor, as such agreement may be amended, modified or supplemented from time to time pursuant to the terms thereof.

“Insured Amount” means, with respect to any Distribution Date and the Insured Obligations, the Deficiency Amount for such Distribution Date and any Preference Amounts.

“Insured Obligations” means the CSAB Mortgage-Backed Trust 2007-1, CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1, Class 1-A-4 and Class 1-A-5 Certificates in the aggregate principal balance of $62,511,000 issued under the Pooling and Servicing Agreement.

“Insured Payment” means, with respect to any Distribution Date, the aggregate amount paid by the Insurer to the Trust Administrator on behalf of the Beneficiary in respect of Insured Amounts.

“Insurer” means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Policy.

“Interest Shortfall” means for the Insured Obligations and each Distribution Date, any (a) Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest Payments, and (b) any shortfalls resulting from the application of the Relief Act plus interest on the amount of any previously allocated Interest Shortfall on the Insured Obligations which remains unreimbursed, at the Pass-Through Rate for the related Accrual Period.

“Issuing Entity” means CSAB Mortgage-Backed Trust 2007-1.

“Nonpayment” means, with respect to any Distribution Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trust Administrator pursuant to the Pooling and Servicing Agreement are insufficient for payment in full of such Insured Amount.

“Notice of Claim” means a notice of nonpayment and demand for payment of an Insured Amount in the form of Exhibit A hereto.

“Operative Documents” means the Insurance Agreement, the Insured Obligations, the Pooling and Servicing Agreement, the Assignment and Assumption Agreement, the Countrywide Servicing Agreement, the SunTrust Servicing Agreement, the Custodial Agreements and the Trust Agreement.

“Order” means a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Issuing Entity, to the effect that the Beneficiary or a Holder of the Insured Obligations is required to return or repay all or any portion of a Preference Amount.

“Person” means any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

“Policy” means Financial Guaranty Insurance Policy No. D-2007-76, together with each and every endorsement thereto.

“Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of April 1, 2007, among the Seller, the Depositor, Wells Fargo Bank, N.A., as Master Servicer, Trust Administrator and as a servicer, Select Portfolio Servicing, Inc. as a servicer, as special servicer and as modification oversight agent, Universal Master Servicing L.L.C., as a servicer, and the Trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

“Preference Amount” means any payment of principal or interest previously distributed by or on behalf of the Issuing Entity to the Trust Administrator on behalf of the Beneficiary or a Holder of the Insured Obligations, which would have been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Distribution Date for such payment, which has been deemed a preferential transfer and has been recovered from the Trust Administrator on behalf of the Beneficiary or such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

“Receipt” and “Received” means actual delivery to the Insurer prior to 12:00 noon, New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, on a Business Day, shall be deemed to be “Received” on the next succeeding Business Day.  For purposes of this definition, “actual delivery” to the Insurer means (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Insurer at its facsimile number set forth in Section 7.  If presentation is made by facsimile transmission, the Beneficiary, or the Trust Administrator on behalf of the Beneficiary, (i) promptly shall confirm transmission by telephone to the Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7.  If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Policy by the Beneficiary, or the Trust Administrator on behalf of the Beneficiary, is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim hereunder, “Receipt” by the Insurer shall be deemed not to have occurred, and the Insurer promptly shall so advise the Trust Administrator on behalf of the Beneficiary. In such case, the Beneficiary, or the Trust Administrator on behalf of the Beneficiary, may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Insurer.

 “Term of the Policy” means the period from and including the Effective Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Obligations have been paid in full and (ii) the Final Scheduled Distribution Date; provided, however, that in the event that any amount with respect to any Insured Payment paid to the Trust Administrator on behalf of the Beneficiary pursuant to the Pooling and Servicing Agreement during the Term of the Policy becomes a Preference Amount, the Insurer’s obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Insurer pursuant to the terms hereof.

“Trust Administrator” means Wells Fargo Bank, N.A., as Trust Administrator under the Pooling and Servicing Agreement.

“Trustee” means U.S. Bank National Association, not in its individual capacity but solely as Trustee under the Pooling and Servicing Agreement and any successor thereto under the Pooling and Servicing Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Pooling and Servicing Agreement unless such amendment or modification has been approved in writing by the Insurer.

SECTION 2.  Claims

The Trust Administrator on behalf of the Beneficiary may make a claim under this Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Insurer a Notice of Claim, with appropriate insertions.  Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim hereunder when Received by the Insurer.

In the event that any amount shall be received by the Trust Administrator on behalf of the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted hereunder, which amount had not been received when the Notice of Claim was prepared but which is received by the Trust Administrator on behalf of the Beneficiary prior to the receipt of payment from the Insurer as contemplated by this Policy (any such amount, a “Recovery”), the Trust Administrator on behalf of the Beneficiary immediately shall so notify the Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Trust Administrator on behalf of the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

The Insurer will pay each Insured Amount that constitutes a Deficiency Amount to the Trust Administrator on behalf of the Beneficiary no later than 2:00 p.m., New York City time, on the later of (i) the Distribution Date on which such Deficiency Amount becomes Due for Payment or (ii) the second Business Day following Receipt by the Insurer on a Business Day of a Notice of Claim as specified in the second preceding paragraph.

The Insurer will pay each Insured Amount that constitutes a Preference Amount when due to be paid pursuant to an applicable Order, but in any event no earlier than the fourth Business Day following Receipt by the Insurer from the Beneficiary, or the Trust Administrator on behalf of the Beneficiary, of (i) a certified copy of such Order, (ii) a certificate by the Beneficiary or the Trust Administrator on behalf of the Beneficiary that such Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Beneficiary or the Trust Administrator on behalf of the Beneficiary, irrevocably assigning to the Insurer all rights and claims of the Beneficiary against the estate of the Issuing Entity or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (iv) a Notice of Claim appropriately completed and executed by the Beneficiary or the Trust Administrator on behalf of the Beneficiary.  Such payment shall be disbursed to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Beneficiary or the Trust Administrator on behalf of the Beneficiary directly, unless the Beneficiary or the Trust Administrator on behalf of the Beneficiary has previously paid the Preference Amount over to such court or receiver, conservator, administrator, debtor-in-possession, or trustee in bankruptcy, in which case the Insurer will pay the Beneficiary or the Trust Administrator on behalf of the Beneficiary subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer, and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order.

Notwithstanding the foregoing paragraph, in no event shall the Insurer be obligated to make any payment in respect of a Preference Amount prior to the date the Insured Amount related to such Preference Amount is Due for Payment.  In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Issuing Entity in advance of the scheduled Distribution Date therefor, nothing in this Policy shall be deemed to require the Insurer to make any payment hereunder in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

No claim may be made hereunder except by the Trust Administrator on behalf of the Beneficiary.

SECTION 3.  Payments

Payments due hereunder in respect of Insured Amounts shall be disbursed to the Trust Administrator on behalf of the Beneficiary (or in the case of a Preference Amount, to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above) by wire transfer of immediately available funds to an account of the Trust Administrator on behalf of the Beneficiary specified in the applicable Notice of Claim.

The Insurer’s obligations hereunder in respect of Insured Payments shall be discharged to the extent that funds are transferred to the Trust Administrator on behalf of the Beneficiary (or in the case of a Preference Amount, to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order as set forth in Section 2 above) as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary, the Trust Administrator on behalf of the Beneficiary or such other party.

In the event the Insurer is required under law to deduct or withhold any tax or similar charge from or in respect of any amount payable under or in respect of this Policy, the Insurer will make all such deductions and withholdings and pay the full amount deducted or withheld to the relevant taxation authority in accordance with law, but the Insurer will not “gross-up” or otherwise pay additional amounts in respect of such taxes, and the Insurer’s payments to the Trust Administrator on behalf of the Beneficiary or the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the Order relating to a Preference Amount, as the case may be, will be amounts that are net of such deductions or withholdings.

SECTION 4.  Fiscal Agent

At any time during the Term of the Policy, the Insurer may appoint a fiscal agent (the “Fiscal Agent”) for purposes of this Policy by written notice to the Beneficiary and the Trust Administrator on behalf of the Beneficiary, specifying the name and notice address of such Fiscal Agent.  From and after the date of receipt of such notice by the Beneficiary and the Trust Administrator on behalf of the Beneficiary, copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer.  All payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer.  The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

SECTION 5.  Subrogation

Upon and to the extent of any payment by the Insurer under this Policy, the Insurer shall become the holder of the Insured Obligations, any appurtenant coupon thereto and right to payment of principal thereof and interest thereon, and shall be fully subrogated to the Trust Administrator’s, the Beneficiary’s and each Holder’s right, title and interest thereunder, including the right to receive payments in respect of the Insured Obligations.  Any payment made by or on behalf of the Issuing Entity to, and any amounts received under the Operative Documents for the benefit of, the Holders in respect of any Insured Amount forming the basis of a claim hereunder (which claim shall have been paid by the Insurer) shall be received and held in trust for the benefit of the Insurer and shall be paid over to the Insurer in accordance with the Pooling and Servicing Agreement.  The Trust Administrator, the Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Insurer, with any request by the Insurer for action to preserve or enforce the Insurer’s rights and remedies in respect of the Issuing Entity under the Insured Obligations, any related security arrangements or otherwise, including, without limitation, any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Issuing Entity, the Trust Administrator or the Beneficiary any amounts adjudged due or (iii) transfer to the Insurer, via absolute legal assignment, the Trust Administrator’s, the Beneficiary’s or such Holder’s rights in respect of any Insured Amount which may form the basis of a claim hereunder.

SECTION 6.  Assignment and Amendment

This Policy may not be assigned by the Beneficiary without the prior written consent of the Insurer.  Except with the prior written consent of the Beneficiary (or the Trust Administrator on behalf of the Beneficiary) and the Insurer, the terms of this Policy may not be modified or altered by any other agreement.

SECTION 7.  Notices

All notices, presentations, transmissions, deliveries and communications to the Insurer with respect to this Policy shall specifically refer to the number of this Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

if to the Insurer:

Assured Guaranty Corp.

1325 Avenue of the Americas

New York, New York  10019

Attention:  Risk Management Department

(CSAB Mortgage-Backed Trust 2007-1 CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1, Class 1-A-4 and Class 1-A-5 Certificates, Policy No. D-2007-76)

Telephone:  (212) 974-0100

Telecopier:  (212) 581-3268

With a copy to the General Counsel at the above address and telecopier number.

In each case in which a demand, notice or other communication to Assured Guaranty refers to an Event of Default, a claim on the Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate “URGENT MATERIAL ENCLOSED”.

if to the Beneficiary:

U.S. Bank National Association

EP-MN-WS3D

60 Livingston Avenue

St. Paul, Minnesota 55107-2292

Attention:  Corporate Trust—Structured Finance – CSAB 2007-1

and

Wells Fargo Bank, N.A.

9062 Old Annapolis Rd.

Columbia, Maryland 21045

Attention:  Client Manager - CSAB 2007-1

Telephone:  410-884-2000

Telecopier:  410-715-2380

The Insurer, the Beneficiary or the Trust Administrator may designate an additional or different address, or telephone or telecopier number, by prior written notice.  Each notice, presentation, delivery and communication to the Insurer shall be effective only upon Receipt by the Insurer.

SECTION 8.  Premiums

The Trust Administrator on behalf of the Beneficiary shall pay or cause to be paid to the Insurer in accordance with the Pooling and Servicing Agreement the premium payable to the Insurer in respect of this Policy as set forth in the premium letter, dated the date hereof, relating to this Policy.

SECTION 9.  Termination

This Policy and the obligations of the Insurer hereunder shall terminate upon the expiration of the Term of the Policy.

SECTION 10.  No Waiver

No waiver of any rights or powers of the Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Insurer or Beneficiary, as applicable.  The waiver of any right by the Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.

SECTION 11.  Governing Law

This Policy shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Section 5-1401 of the New York General Obligations Law).

SECTION 12.  Submission to Jurisdiction

The Insurer hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court which hears appeals from any such court, in any action, suit or proceeding brought against it in connection with its obligations under this Policy, or for recognition or enforcement of any judgment with respect thereto, and the Insurer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such United States federal court.  The Insurer agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, or in any other manner provided by applicable law.  To the extent permitted by applicable law, the Insurer hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such action, suit or proceeding, any claim (i) that it is not personally subject to the jurisdiction of such courts, (ii) that the action, suit or proceeding is brought in an inconvenient forum, (iii) that the venue of the action, suit or proceeding is improper or (iv) that the subject matter thereof may not be litigated in or by such courts.

IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

ASSURED GUARANTY CORP.

By: _________________________________

Name:

Title:

Signature attested to by:

_________________________________

Counsel

EXHIBIT A

NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

[Insert Date]

Assured Guaranty Corp.

1325 Avenue of the Americas

New York, New York  10019

Attention:  General Counsel

Reference is made to Financial Guaranty Insurance Policy No. D-2007-76 (the “Policy”) issued by Assured Guaranty Corp. (the “Insurer”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Policy and the Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Seller, the Depositor, Wells Fargo Bank, N.A., as Master Servicer, Trust Administrator, and as a servicer, Select Portfolio Servicing, Inc. as a servicer, as special servicer and as modification oversight agent, Universal Master Servicing L.L.C., as a servicer, and U.S. Bank National Association, as Trustee (the “Pooling and Servicing Agreement”), as the case may be, unless the context otherwise requires.

The undersigned, a duly authorized officer of the Trust Administrator, hereby certifies to the Insurer that:

(i)

The Trust Administrator is the Trust Administrator under the Pooling and Servicing Agreement, and is acting on behalf of is the Trustee under the Pooling and Servicing Agreement for the Holders.

(ii)

The relevant Distribution Date is [insert applicable Distribution Date].

(iii)

The amount due under clause (i) of the definition of Deficiency Amount for such Distribution Date is $__________.

(iv)

The amount due under clause (ii) of the definition of Deficiency Amount for such Distribution Date is $__________.

(v)

The amount due under clause (iii) of the definition of Deficiency Amount for such Distribution Date is $__________.

(vi)

The sum of the amounts listed in paragraphs (iii), (iv) and (v) above is $__________ (the “Deficiency Amount”).

(vii)

The Preference Amount is $_______________ (the “Preference Amount”).

(viii)

The total Insured Amount due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

(ix)

The Trust Administrator is making a claim under the Policy on behalf of the Trustee for the Insured Amount.

(x)

The Trust Administrator agrees that, following payment by the Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will not apply such funds for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Policy, and the proceeds of such claim.

(xi)

The Trust Administrator, on behalf of the Beneficiary and the Holders, hereby assigns to the Insurer all rights of the Beneficiary and the Holders with respect to the Insured Obligations to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and/or sale of the Insured Obligations; provided, that payments to the Insurer in respect of the foregoing assignment shall in all cases be subject to and subordinate to the rights of the Holders to receive all payments in respect of the Insured Obligations.  The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to the Insurer in respect of such payments.  The Trust Administrator, on behalf of the Beneficiary shall take such action and deliver such instruments as may be reasonably requested or required by the Insurer to effectuate the purpose or provisions of this clause (xi).

(xii)

The Trust Administrator, on behalf of the Beneficiary and the Holders, hereby appoints the Insurer as agent and attorney-in-fact for the Beneficiary and each such Holder in any legal proceeding with respect to the Insured Obligations.  The Trust Administrator on behalf of the Beneficiary hereby agrees that, so long as the Insurer shall not be in default in its payment obligations under the Policy, the Insurer may at any time during the continuation of any Insolvency Proceeding (as defined in the Policy) with respect to the Issuing Entity direct all matters relating to such Insolvency Proceeding, including, without limitation, (a) all matters relating to any Preference Amount, (b) the direction of any appeal of any order relating to any Preference Amount at the expense of the Insurer but subject to reimbursement as provided in the Operative Documents and (c) the posting of any surety, supersedeas or performance bond pending any appeal.  In addition, the Trust Administrator, on behalf of the Beneficiary, hereby agrees that the Insurer shall be fully subrogated to, and the Trust Administrator, on behalf of the Beneficiary and each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Beneficiary and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

(xiii)

Payment should be made by wire transfer to the following account:

Wells Fargo Bank, N.A.

ABA No.:

121-000-248

Account No:

3970771416

Account Name:  Corporate Trust Clearing

FFC:  53142509, CSAB 07-1 Policy Payments Account

Upon payment of the applicable Deficiency Amount(s), the Insurer shall be subrogated to the rights of the Beneficiary and each Holder with respect to such payment, to the extent set forth in Section 5 of the endorsement thereto.

This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary or the Trust Administrator on behalf of the Beneficiary to the Insurer.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.

WELLS FARGO BANK, N.A.,

as Trust Administrator under the Pooling and Servicing Agreement

By:  ______________________________

Name:

Title: